SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 17, 2003
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SYNALLOY CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	0-19687	57-0426694
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	Croft Industrial Park, P.O. Box 5627, Spartanburg, SC 29304	29304
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	(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (864) 585-3605
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INAPPLICABLE
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(Former name or former address if changed since last report)

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ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS
	(c)	Exhibits
99.1 Synalloy Corporation Press Release dated April 17, 2003
ITEM 9.	REGULATION FD DISCLOSURE

On April 17, 2003, Synalloy Corporation issued a press release regarding its first quarter earnings for the period ended March 29, 2003. A copy of the press release is furnished as an Exhibit to this Report on Form 8-K (Exhibit 99.1). The information contained in this Report on Form 8-K is furnished pursuant to Item 12.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

SYNALLOY CORPORATION

By: /S/ GREGORY M. BOWIE
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Gregory M. Bowie
Vice President, Finance

Dated: April 17, 2003

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Exhibit Number	Name
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99.1	Press Release of Synalloy Corporation dated April 17, 2003

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